Exhibit 10.14

Memorandum of Understanding

This Memorandum of Understanding ("**MOU**") is made as of 12 October 2022 by and between:

(1) CUBEBIO Co., Ltd., a company incorporated under the laws of Republic of Korea having its office at 8F Shinhan Life Bldg, Digital-ro 10-gil 9, Geumcheon-gu, Seoul Korea; and

(2) Jacobson Medical (Hong Kong) Limited, a company incorporated under the laws of Hong Kong having its office at 13/F and 15/F, China Trade Centre, No. 122 -124 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong

The parties set out under (1) and (2) above are hereinafter collectively referred to as the "**Parties**" and individually as a "**Party**".

WHEREAS the Parties intend to enter into a licence and supply agreement for certain products developed or manufactured by CUBEBIO, subject to the agreement and signing by the Parties of a detailed legally binding agreement ("**Formal Agreement**");

The Parties have agreed as follows:-

1. **Purpose.** This MOU serves to confirm and memorialise both Parties' intention to commence good-faith negotiations of the provision of the Formal Agreement, including but not limited to the supply price and non-binding sales forecast as set out below for reference:-

1.1 Supply price
i. Purine Metabolite Assay Kit : USD 300/vial (30 tests/vial)
ii. CEED-SA0 : Device USD 99/unit, Sensor USD 10/unit
iii. CEED-D USD 350/bottle (100 tests/bottle)

1.2 Non-binding 3-year sales forecast for sales in Hong Kong and Macau

Item	Year 1	Year 2	Year 3	Total
Purine Metabolite Assay Kit	300 Vials	500 Vials	1,000 vials	1,800 vials
CEED-SA0 Device	200 Units	500 Units	800 Units	1,500 Units
CEED-SA0 Sensor	200 Units	500 Units	800 Units	1,500 Units
CEED-D	1,000 bottles	3,000 bottles	5,000 bottles	9,000 bottles

2. **Non-binding.** This MOU is not intended to be legally binding between the Parties except for the terms stated in this Clause 2 which shall survive termination of this MOU.

2.1 Confidentiality. This MOU is being delivered with the understanding that each Party, together with their respective affiliate(s), officers, directors, managers, members, representatives, agents, owners and employees, each agree to keep the existence of this MOU and its contents confidential. Any information, including but not limited to data, business information (including customer lists and prospects), technical information,

Page 1 of 2

computer programs and documentation, programs, files, specifications, drawings, sketches, models, samples, tools or other data, oral, written or otherwise, (collectively the "Information"), furnished or disclosed by one Party to the other for the purpose of the contemplated transaction herein, will remain the disclosing Party's property . All copies of such Information in written, graphic or other tangible form must be returned to the disclosing Party immediately upon written request if the transaction contemplated herein is not consummated . Unless such Information was previously known to receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by the disclosing Party or a third party, it must be kept confidential by the receiving Party, used only for the purpose specified in Clause 1 above, and may not be used for other purposes except upon such terms as may be agreed upon between the Parties in writing . 2. This MOU shall be effective commencing on the date first written above and shall continue for two (2) years, unless earlier terminated pursuant to the terms of this MOU (the "Term") . 3. This MOU shall terminate on the earliest of the following events (a) expiration of the Term ; (b) entry by the Parties (or their respective affiliates) into the Formal Agreement ; or (c) upon 30 days' prior written notice by either Party if such Party elects not to proceed with the Formal Agreement . 4. This MOU is governed by and shall be construed in accordance with the laws of Singapore . Any dispute , controversy or claim arising out of or relating to this MOU, or the breach, termination or invalidity thereof, shall be settled by arbitration in Singapore in accordance with the UNCITRAL Arbitration Rules for the time being in force . The arbitration shall be administered by Singapore International Arbitration Centre ("SIAC") in accordance with its Practice Note on UNCITRAL cases . The appointing authority shall be the President or Vice - President of SIAC Court of Arbitration . The number of arbitrators shall be one . The language to be used in the arbitral proceedings shall be English . Notwithstanding the above, any action seeking injunctive relief may be brought in any court of competent jurisdiction . 5. This MOU shall be executed in duplicate originals, with both Parties signing and executing each original . IN WITNESS WHEREOF, the Parties hereto have executed this MOU effective as of the date first written above, in two originals by their duly authorised representatives, each Party retaining one signed original . Pag e 2 o f 2 Signed for and on behalf of: CUBEBIO Co., Ltd. Signed for and on behalf of: Jacobson Medical (Hong Kong) Limited For arid o J , n , • . ,al I .$ - fl.!¾ ':l. l 1 .. · .... . · - · ·· · · · - tau't /' · q, ' · ' {iii .. · ,; ei iitid ( t:'h"(r, am sta m Name / Title: Patrick Wong / C E O

Memorandum of Understanding

This Memorandum of Understanding ("**MOU**") is made as of 12 October 2022 by and between:

(1) CUBEBIO Co., Ltd., a company incorporated under the laws of Republic of Korea having its office at 8F Shinhan Life Bldg, Digital-ro 10-gil 9, Geumcheon-gu, Seoul Korea; and

(2) Jacobson Medical (Hong Kong) Limited, a company incorporated under the laws of Hong Kong having its office at 13/F and 15/F, China Trade Centre, No. 122 -124 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong

The parties set out under (1) and (2) above are hereinafter collectively referred to as the "**Parties**" and individually as a "**Party**".

WHEREAS the Parties intend to enter into a licence and supply agreement for certain products developed or manufactured by CUBEBIO, subject to the agreement and signing by the Parties of a detailed legally binding agreement ("**Formal Agreement**");

The Parties have agreed as follows:-

1. **Purpose.** This MOU serves to confirm and memorialise both Parties' intention to commence good-faith negotiations of the provision of the Formal Agreement, including but not limited to the supply price and non-binding sales forecast as set out below for reference:-

1.1 Supply price
- i. Purine Metabolite Assay Kit : USD 300/vial (30 tests/vial)
- ii. CEED-SA0 : Device USD 99/unit, Sensor USD 10/unit
- iii. CEED-D USD 350/bottle (100 tests/bottle)

1.2 Non-binding 3-year sales forecast for sales in Hong Kong and Macau

Item	Year 1	Year 2	Year 3	Total
Purine Metabolite Assay Kit	300 Vials	500 Vials	1,000 vials	1,800 vials
CEED-SA0 Device	200 Units	500 Units	800 Units	1,500 Units
CEED-SA0 Sensor	200 Units	500 Units	800 Units	1,500 Units
CEED-D	1,000 bottles	3,000 bottles	5,000 bottles	9,000 bottles

2. **Non-binding.** This MOU is not intended to be legally binding between the Parties except for the terms stated in this Clause 2 which shall survive termination of this MOU.

2.1 Confidentiality. This MOU is being delivered with the understanding that each Party, together with their respective affiliate(s), officers, directors, managers, members, representatives, agents, owners and employees, each agree to keep the existence of this MOU and its contents confidential. Any information, including but not limited to data, business information (including customer lists and prospects), technical information,

Page 1 of 2

computer programs and documentation, programs, files, specifications, drawings , sketches, models, samples, tools or other data, oral, written or otherwise, (collectively the "Information"), furnished or disclosed by one Party to the other for the purpose of the contemplated transaction herein, will remain the disclosing Party's property . All copies of such Information in written, graphic or other tangible form must be returned to the disclosing Party immediately upon written request if the transaction contemplated herein is not consummated . Unless such Information was previously known to receiving Party free of any obJigation to keep it confidential , or has been or is subsequently made public by the disclosing Party or a third party, it must be kept confidential by the receiving Party, used only for the purpose specified in Clause 1 above, and may not be used for other purposes except upon such terms as may be agreed upon between the Parties in writing . 2. This MOU shall be effective commencing on the date first written above and shall continue for two (2) years, unless earlier tenninated pursuant to the tenns of this MOU (the "Term") . 3. This MOU shall terminate on the earliest of the following events (a) expiration of the Term ; (b) entry by the Parties (or their respective affiliates) into the Formal Agreement ; or (c) upon 30 days' prior written notice by either Party if such Party elects not to proceed with the Formal Agreement . 4. This MOU is governed by and shall be construed in accordance with the laws of Singapore . Any dispute, controversy or claim arising out of or relating to this MOU, or the breach, termination or invalidity thereof, shall be settled by arbitration in Singapore in accordance with the UNCITRAL Arbitration Rules for the time being in force . The arbitration shall be administered by Singapore International Arbitration Centre ("SIAC") in accordance with its Practice Note on UNCITRAL cases . The appointing authority shall be the President or Vice - President of SIAC Court of Arbitration . The number of arbitrators shall be one . The language to be used in the arbitral proceedings shall be English . Notwithstanding the above, any action seeking injunctive relief may be brought in any court of competent jurisdiction . 5. This MOU shall be executed in duplicate originals, with both Parties signing and executing each original . IN WITNESS WHEREOF , the Parties hereto have executed this MOU effective as of the date first written above, in two originals by their duly authorised representatives , each Party retaining one signed original . Page 2 of2 Signed for and on behalf of: CUBEBIO Co. , Ltd. Signed for and on behalf of: Jacobson Medical (Hong Kong) Limited